AMENDMENT NO. 1

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-11-032

BETWEEN

IRIDIUM SATELLITE LLC

AND

INTERNATIONAL SPACE COMPANY KOSMOTRAS

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

PREAMBLE

This Amendment No. 1 (the “Amendment”) to the Contract for Launch Services No. IS-11-032, signed on June 14, 2011 between Iridium Satellite LLC and International Space Company Kosmotras (the “Contract”) is entered into on this 25th day of September, 2012, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and International Space Company Kosmotras, a Russian company, having its office at 7, Sergey Makeev St., bld. 2, Moscow 123100, Russian Federation (“Contractor”).

RECITALS

WHEREAS, Customer has exercised its option to convert one (1) Optional Launch to a Firm Launch with a Launch Date of [***];

WHEREAS, the Parties have agreed to adjust the date by which Customer must exercise the remaining five (5) Optional Launches; and

WHEREAS, the Parties now desire to amend Section 5 and Exhibit B of the Contract.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2: Section 5.2.2 of the Contract is hereby modified by (i) deleting the date “[***]” immediately before the text “Customer shall provide Contractor” in the first line and (ii) inserting the date “[***]” in place thereof.

Article 3: Exhibit B of the Contract is deleted and replaced in its entirety with the Exhibit B attached hereto.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

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Article 4: The effective date of this Amendment shall be the date when all of the following conditions have been fulfilled, as confirmed in writing promptly upon occurrence:

(A)	Signature of the Amendment by both Parties; and

(B)	Receipt by the Customer of definitive evidence that the Government(s) of the Russian Federation, Ukraine and/or Kazakhstan, as required, have authorized the continuation of the Dnepr Launch Program.

Article 5: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 6: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer	For Contractor

IRIDIUM SATELLITE LLC		INTERNATIONAL SPACE COMPANY KOSMOTRAS

Signature:	/s/ S. Scott Smith	Signature:	/s/ Vladimir A. Andreev

Name:	S. Scott Smith	Name:	Vladimir A. Andreev

Title:	Executive Vice President, Satellite Development & Operations	Title:	Director General

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

3

EXHIBIT B

LAUNCH SCHEDULE

Launch Mission	Start Date of Launch Slot	Launch Date
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

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